UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: July 28, 2006
Commission file number 1-10948
OFFICE DEPOT, INC.
(Exact name of registrant as specified in its charter)

Delaware	59-2663954

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445

(Address of principal executive offices)	(Zip Code)
(561) 438-4800
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Attached hereto as Exhibit 99.1.1 and incorporated by reference herein is Office Depot, Inc.’s news release dated July 28, 2006, announcing its financial results for its fiscal second quarter 2006. This release also contains forward-looking statements relating to Office Depot’s fiscal year 2006.
This information is furnished pursuant to Item 2.02 of Form 8-K. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1.1	News release of Office Depot, Inc. issued on July 28, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.
Date: July 28, 2006	By:	/S/ DAVID C. FANNIN
David C. Fannin
Executive Vice President and General Counsel

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